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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 7, 1999

                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

          0-21168                                13-3253392
   (Commission File Number)         (IRS Employer Identification Number)

               5 East 80th Street, New York, New York         10021
              (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (212) 717-6544




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ITEM 5. OTHER EVENTS

     On June 7, 1999, Chromatics Color Sciences International Inc. (the
"Company") executed a renewable, five-year agreement with Datex-Ohmeda, Inc. and its Ohmeda medical division ("DO") pursuant to which the Company appointed DO as the exclusive distributor in the United States of the Company's
Colormate(Registered) Tlc BiliTest(Trade Mark) System for noninvasive monitoring of bilirubin infant jaundice in the hospital market, the non-consumer home healthcare market (in which the test is administered solely by a healthcare professional), the pediatrician, office market and clinics within all such markets. The agreement also applies to the Company's disposable calibration standard (Tlc Lensette(Trade Mark)) that is used to calibrate each measurement taken by the Colormate(Registered) Tlc BiliTest(Trade Mark) System and provides that the Company will share in the sales revenues for such product. Terms of the agreement include annual minimum market penetration performance standards and quantities for both the Colormate(Registered) Tlc BiliTest(Trade Mark) System and the Tlc calibration standards. In addition, the agreement grants DO negotiation rights for international marketing and distribution of the Company's monitoring system for the potential retail market and consumer home healthcare market where the test is not administered by a healthcare professional, subject to further required regulatory clearances for commericial use.

     Pursuant to Item 601(b)(10) of Regulation S-K promulgated under the Securities Act of 1933, the Company is filing the agreement as Exhibit 10.1 to the report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

+10.1   Agreement, dated as of June 7, 1999, between Chromatics Color Sciences
        International, Inc. and Datex-Ohmeda, Inc.

 99.1   Chromatics Color Sciences International, Inc. Press Release, dated June
        9, 1999.

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+ Confidential treatment has been requested with respect to certain portions of this exhibit, which have been omitted therefrom and have been separately filed with the Commission.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHROMATICS COLOR SCIENCES
                                       INTERNATIONAL, INC.

                                       By: /s/ Darby S. Macfarlane
                                           Name: Darby S. Macfarlane
                                           Title: Chief Executive Officer
Date: June 18, 1999





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                                  EXHIBIT INDEX

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
                                                                                            Page
+10.1   Agreement, dated as of June 7, 1999, between Chromatics Color Sciences               5
        International, Inc. and Datex-Ohmeda, Inc.

 99.1   Chromatics Color Sciences International, Inc. Press Release, dated June
        9, 1999.


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+ Confidential treatment has been requested with respect to certain portions of this exhibit, which have been omitted therefrom and have been separately filed with the Commission.